UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 14, 2010

WEIKANG BIO-TECHNOLOGY
GROUP CO., INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-52350	26-2816569
____________________ (State or other jurisdiction	__________ (Commission	____________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

No. 365 Chengde Street, Daowai District, Harbin
Heilongjiang Province, PRC 150020
_________________________________
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:	(86) 451 8835 5530

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 14, 2010, Weikang Bio-Technology Group Co., Inc. ("we", "us" or "the Company") issued a press release in which we announced 2010 and 2011 fiscal year guidance. A copy of the press release is furnished as Exhibit 99.1 to this report. Exhibit 99.1 shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description
99.1 Press release issued by Weikang Bio-Technology Group Co., Inc. on September 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weikang Bio-Technology Group Co., Inc.

September 14, 2010	By:	/s/Yin Wang
Name: Yin Wang
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by Weikang Bio-Technology Group Co., Inc. on September 14, 2010